WCM Focused International Growth Fund

Investor Class Shares (Ticker Symbol: WCMRX)

Institutional Class Shares (Ticker Symbol: WCMIX)

A series of Investment Managers Series Trust (the “Trust”)

Supplement dated March 29, 2019, to the

Summary Prospectus dated September 1, 2018, as amended.

Removal of Redemption Fees

Effective May 1, 2019 (the “Effective Date”), the redemption fee for the WCM Focused International Growth Fund will be removed. Accordingly, as of the Effective Date all references to the redemption fee in the Summary Prospectus are deleted in their entirety.

Please retain this Supplement with your records.

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